                                                                   Exhibit 10.46

                                 AMENDMENT NO. 3
                          DATED AS OF OCTOBER 31, 2000
                                       TO
                                CREDIT AGREEMENT
                          DATED AS OF JANUARY 15, 1998


     THIS AMENDMENT NO. 3 TO THE CREDIT AGREEMENT (the "Amendment") is made as of October 31, 2000 by and among FedEx Corporation, a Delaware corporation (the "Borrower"), the Lenders and Bank One, NA, having its principal office in Chicago, Illinois and formerly known as The First National Bank of Chicago, in its capacity as agent ("Agent"). Defined terms used herein and not otherwise defined herein shall have the meanings given to them in that certain Credit Agreement dated as of January 15, 1998, as amended, by and among the Borrower, the Lenders, Banc One Capital Markets, Inc., formerly known as First Chicago Capital Markets, Inc., as Arranger, J.P. Morgan Securities Inc., as Co-Arranger and Syndication Agent, Chase Securities Inc., as Co-Arranger and Documentation Agent, and the Agent (as amended, the "Credit Agreement").

                                   WITNESSETH

     WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement;

     WHEREAS, the Borrower, the Lenders and the Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent agree as follows:

     1. Amendment to Credit Agreement. Section 2.19 of the Credit Agreement is amended in its entirety to read as follows:

          2.19. Extension of Tranche B Facility Termination Date. Not more than 60 days prior to the Tranche B Facility Termination Date then in effect, provided that no Default or Unmatured Default shall have occurred and be continuing, the Borrower may request an extension of such Tranche B Facility Termination Date by submitting to the Agent a written request therefor (an "Extension Request"), which the Agent shall promptly furnish to each Lender. Each Lender shall, not less than 30 days and not more than 45 days prior to the Tranche B Facility Termination Date then in effect, notify the Borrower and the Agent of its election to extend or not extend the Tranche B Facility Termination Date as requested by the Borrower. Notwithstanding any provision of this Agreement to the contrary, any notice by any Lender of its willingness to extend the Maturity Date shall be revocable by such Lender in its sole and absolute discretion at any time prior to the date which is 30 days prior to the Tranche B Facility Termination Date then in effect. If any Lender shall approve in writing the extension of the Tranche B Facility Termination Date requested in such Extension Request, the Tranche B Facility Termination Date for such Lender's Tranche B Commitment shall automatically and without any further action by any Person be extended for the period specified in such Extension Request; provided that each extension pursuant to this Section 2.19 shall be for a maximum of 364 days. The Tranche B Commitment of any Lender that does not consent in writing to such requested extension not less than 30 days and not more than 45 days prior to the Maturity Date then in effect (an "Objecting Lender") shall, unless earlier terminated in accordance with this Agreement, expire on the Tranche B Facility Termination Date in effect on the date of such Extension Request (such Tranche B Facility Termination Date, if any, referred to as the "Commitment Expiration Date" with respect to such Objecting Lender). If, not less than 30 days and not more than 45 days prior to the Tranche B Facility Termination Date then in effect, no Lender shall approve in writing the extension of the Tranche B Facility Termination Date requested in an Extension Request, the Tranche B Facility Termination Date shall not be extended pursuant to such Extension Request. The Administrative Agent shall promptly notify y) the Lenders and the Borrower of any extension of the Tranche B Facility Termination Date pursuant to this Section 2.19 and (z) the Borrower and any other Lender of any Lender which becomes an Objecting Lender. No Lender shall be obligated to approve any extension of the Tranche B Facility Termination Date.

     2. Conditions of Effectiveness. This Amendment shall become effective as of the date set forth above when the Agent shall have received:

          (i) a counterpart of this Amendment executed by the Borrower, the Agent and Lenders constituting the Required Lenders;

          (ii) a counterpart of the Acknowledgment attached hereto as Exhibit A executed by each of the Guarantors; and

          (iii) such documents evidencing corporate existence, action and authority of the Borrower and the Guarantors as the Agent may reasonably request.

          3. Representations and Warranties of the Borrower. The Borrower represents and warrants that:

               (a) This Amendment, and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and subject also to the availability of equitable remedies if equitable remedies are sought.

               (b) Upon the effectiveness of this Amendment, the Borrower reaffirms all covenants, representations and warranties made in the Credit Agreement.

               (c) No Default or Unmatured Default has occurred and is continuing.

          4. Effect on Credit Agreement.

               (a) During the period that this Amendment is effective, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

               (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

               (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Documents, instruments and agreements executed and/or delivered in connection therewith.

          5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Illinois.

          6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          7. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     IN WITNESS WHEREOF, the Borrower, the Lenders and the Agent have executed this Amendment as of the date first above written.

                                   FEDEX CORPORATION


                                   By: /s/ BURNETTA B. WILLIAMS
                                       -----------------------------------------
                                   Name: Burnetta B. Williams
                                         ---------------------------------------
                                   Title: Vice President and Assistant Treasurer
                                          --------------------------------------


                                   BANK ONE, NA, having its principal office in Chicago, Illinois, as Agent


                                   By: /s/ KENNETH J.KRAMER
                                       -----------------------------------------
                                   Name: Kenneth J. Kramer
                                         ---------------------------------------
                                   Title: Managing Director
                                          --------------------------------------


                                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                                   By: /s/ DENNIS WILCZEK
                                       -----------------------------------------
                                   Name: Dennis Wilczek
                                         ---------------------------------------
                                   Title: Associate
                                          --------------------------------------


                                   THE CHASE MANHATTAN BANK


                                   By: /s/ MATTHEW H. MASSIE
                                       -----------------------------------------
                                   Name: Matthew H. Massie
                                         ---------------------------------------
                                   Title: Managing Director
                                          --------------------------------------

                                   KBC BANK N.Z., GRAND CAYMAN BRANCH


                                   By: /s/ ROBERT SNAUFFER
                                       -----------------------------------------
                                   Name: Robert Snauffer
                                         ---------------------------------------
                                   Title: First Vice President
                                          --------------------------------------


                                   By: /s/ PATRICK A. JANSSENS
                                       -----------------------------------------
                                   Name: Patrick A. Janssens
                                         ---------------------------------------
                                   Title: Vice President
                                          --------------------------------------


                                   BANK OF AMERICA, N.A., formerly known as
                                   BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                   ASSOCIATION, and successor-by-merger to
                                   NATIONSBANK, N.A.


                                   By: /s/ SHARON BURKS HOROS
                                       -----------------------------------------
                                   Name: Sharon Burks Horos
                                         ---------------------------------------
                                   Title: Vice President
                                          --------------------------------------


                                   BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                   By: /s/ JEFF STRAEBLER
                                       -----------------------------------------
                                   Name: Jeff Straebler
                                         ---------------------------------------
                                   Title: Vice President
                                          --------------------------------------


                                   CITICORP USA, INC.


                                   By: /s/ MICHAEL BOSTER
                                       -----------------------------------------
                                   Name: Michael Boster
                                         ---------------------------------------
                                   Title: Vice President
                                          Global Aviation
                                          --------------------------------------

                                   COMMERZBANK AKTIENGESELLSCHAFT


                                   By: /s/ HARRY YERGER
                                       -----------------------------------------
                                   Name: Harry Yerger
                                         ---------------------------------------
                                   Title: SVP and Manager
                                          --------------------------------------



                                   By: /s/ SUBASH VISWANATHAN
                                       -----------------------------------------
                                   Name: Subash Viswanathan
                                         ---------------------------------------
                                   Title: Vice President
                                          --------------------------------------



                                   THE FUJI BANK, LIMITED


                                   By: /s/ RAYMOND VENTURA
                                       -----------------------------------------
                                   Name: Raymond Ventura
                                         ---------------------------------------
                                   Title: Vice President and Manager
                                          --------------------------------------


                                   MELLON BANK, N.A.


                                   By: /s/ MARK F. JOHNSTON
                                       -----------------------------------------
                                   Name: Mark F. Johnston
                                         ---------------------------------------
                                   Title: Vice President
                                          --------------------------------------


                                   KEYBANK NATIONAL ASSOCIATION


                                   By: /s/ MARK A. LOSCHIAVO
                                       -----------------------------------------
                                   Name: Mark A. LoSchiavo
                                         ---------------------------------------
                                   Title: Assistant Vice President
                                          --------------------------------------

                                   AMSOUTH BANCORPORATION, successor-by-merger to FIRST AMERICAN NATIONAL BANK


                                   By: /s/ S. FLOYD HARVEY III
                                       -----------------------------------------
                                   Name: S. Floyd Harvey III
                                         ---------------------------------------
                                   Title: Vice President
                                          --------------------------------------


                                   BANK OF HAWAII


                                   By:
                                         ---------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Title:
                                         ---------------------------------------



                                   THE BANK OF NEW YORK


                                   By: /s/ STEVEN CAVALUZZO
                                       -----------------------------------------
                                   Name: Steven Cavaluzzo
                                         ---------------------------------------
                                   Title: Vice President
                                          --------------------------------------



                                   THE BANK OF NOVA SCOTIA


                                   By: /s/ A.S. NORSWORTHY
                                       -----------------------------------------
                                   Name: A.S. Norsworthy
                                         ---------------------------------------
                                   Title: Sr. Team Leader - Loan Operations
                                          --------------------------------------


                                   CREDIT SUISSE FIRST BOSTON


                                   By: /s/ ROBERT N. FINNEY
                                       -----------------------------------------
                                   Name: Robert N. Finney
                                         ---------------------------------------
                                   Title: Managing Director
                                         ---------------------------------------


                                   By: /s/ MARISA J. HARNEY
                                       -----------------------------------------
                                   Name: Marisa H. Harney
                                         ---------------------------------------
                                   Title: Director
                                          --------------------------------------

                                   DEUTSCHE VERKEHRS BANK


                                   By: /s/ CONSTANCE LAUDENSCHLAGER
                                       -----------------------------------------
                                   Name: Constance Laudenschlager
                                         ---------------------------------------
                                   Title: Senior Vice President
                                          --------------------------------------


                                   By: /s/ JAMES M. MORTON
                                       -----------------------------------------
                                   Name: James M. Morton
                                         ---------------------------------------
                                   Title: Assistant Vice President
                                          --------------------------------------



                                   THE SANWA BANK, LIMITED


                                   By: /s/ P. BARTLETT WU
                                       -----------------------------------------
                                   Name: P. Bartlett Wu
                                         ---------------------------------------
                                   Title: Vice President
                                          --------------------------------------



                                   SUNTRUST BANK, NASHVILLE, N.A.


                                   By: /s/ RENEE D. DRAKE
                                       -----------------------------------------
                                   Name: Renee D. Drake
                                         ---------------------------------------
                                   Title: Vice President
                                          --------------------------------------




                                   THE SUMITOMO BANK, LIMITED


                                   By: /s/ C. MICHAEL GARRIDO
                                       -----------------------------------------
                                   Name: C. Michael Garrido
                                         ---------------------------------------
                                   Title: Senior Vice President
                                          --------------------------------------

                                   BANCA COMMERCIALE ITALIANA


                                   By: /s/ CHARLES DOUGHERTY
                                       -----------------------------------------
                                   Name: Charles Dougherty
                                         ---------------------------------------
                                   Title: Vice President
                                          --------------------------------------


                                   By: /s/ JACK DICKERHOF
                                       -----------------------------------------
                                   Name: Jack Dickerhof
                                         ---------------------------------------
                                   Title: Vice President
                                          --------------------------------------




                                   THE NORTHERN TRUST COMPANY


                                   By: /s/ ASHISH S. BHAGWAT
                                       -----------------------------------------
                                   Name: Ashish S. Bhagwat
                                         ---------------------------------------
                                   Title: Second Vice President
                                          --------------------------------------




                                   WACHOVIA BANK, N.A.


                                   By:
                                         ---------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Title:
                                         ---------------------------------------




                                   FIRST UNION NATIONAL BANK


                                   By: /s/ ROBERT G. MCGILL JR.
                                       -----------------------------------------
                                   Name: Robert G. McGill Jr.
                                         ---------------------------------------
                                   Title: Vice President
                                          --------------------------------------

                                    EXHIBIT A
                                       TO
                                 AMENDMENT NO. 3
                          DATED AS OF OCTOBER 31, 2000
                                       TO
                                CREDIT AGREEMENT
                          DATED AS OF JANUARY 15, 1998

                                 ACKNOWLEDGMENT

     Each of the undersigned hereby (i) acknowledges receipt of a copy of Amendment No. 3 dated as of October 31, 2000 to the Credit Agreement dated as of January 15, 1998 by and among the Borrower, the Lenders, Banc One Capital Markets, Inc., formerly known as First Chicago Capital Markets, Inc., as Arranger, J.P. Morgan Securities Inc., as Co-Arranger and Syndication Agent, Chase Securities Inc., as Co-Arranger and Documentation Agent, and the Agent (the "Credit Agreement"), (ii) reaffirms the terms and conditions of that certain Guaranty dated as of January 27, 1998 (the "Guaranty") and (iii) acknowledges and agrees that the Guaranty (A) remains in full force and effect and (B) is hereby ratified and confirmed.




                                       FEDERAL EXPRESS CORPORATION


                                       By: /s/ KAREN M. CLAYBORNE
                                           -------------------------------------
                                       Name: Karen M. Clayborne
                                             -----------------------------------
                                       Title: SVP & General Counsel
                                              ----------------------------------


                                       FEDEX GROUND PACKAGE SYSTEM, INC.


                                       By: /s/ STEVEN H. TAYLOR
                                           -------------------------------------
                                       Name: Steven H. Taylor
                                             -----------------------------------
                                       Title: Sr. V.P. & General Counsel
                                              ----------------------------------


                                       VIKING FREIGHT, INC.


                                       By: /s/ DOUG DUNCAN
                                           -------------------------------------
                                       Name: Doug Duncan
                                             -----------------------------------
                                       Title: President & CEO
                                              ----------------------------------

                                        FEDEX CUSTOM CRITICAL, INC.


                                        By: /s/ R. BRUCE SIMPSON
                                            ------------------------------------
                                        Name: R. Bruce Simpson
                                              ----------------------------------
                                        Title: President & CEO
                                               ---------------------------------

Dated as of October 31, 2000

                                 AMENDMENT NO. 4
                          DATED AS OF JANUARY 19, 2001
                                       TO
                                CREDIT AGREEMENT
                          DATED AS OF JANUARY 15, 1998


     THIS AMENDMENT NO. 4 TO THE CREDIT AGREEMENT (the "Amendment") is made as of January 19, 2001 by and among FedEx Corporation, a Delaware corporation (the "Borrower"), the Lenders and Bank One, NA, having its principal office in Chicago, Illinois and formerly known as The First National Bank of Chicago, in its capacity as agent ("Agent"). Defined terms used herein and not otherwise defined herein shall have the meanings given to them in that certain Credit Agreement dated as of January 15, 1998, as amended, by and among the Borrower, the Lenders, Banc One Capital Markets, Inc., formerly known as First Chicago Capital Markets, Inc., as Arranger, J.P. Morgan Securities Inc., as Co-Arranger and Syndication Agent, Chase Securities Inc., as Co-Arranger and Documentation Agent, and the Agent (as amended, the "Credit Agreement").

                                   WITNESSETH

     WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement;

     WHEREAS, the Borrower, the Lenders and the Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent agree as follows:

     1. Amendment to Credit Agreement. Clause (a) of Section 6.20 is amended in its entirety to read as follows:

          "6.20. Guaranties. (a) Within thirty (30) days after acquiring or establishing any Subsidiary that constitutes a Significant Subsidiary (other than Federal Express Canada Ltd. or FedEx Global Logistics, Inc.) upon its acquisition or establishment or the consummation of any transactions contemplated at the time of its establishment, the Borrower shall cause such Significant Subsidiary to execute the Guaranty pursuant to the Addendum thereto in the form of Annex I to the Guaranty, and to deliver documentation similar to that described in Section 4.1(a)(iii), (iv), (v) and (vii) relating to the authorization for, execution and delivery of, and validity of such Significant Subsidiary's obligations as a Guarantor, such documentation to be in form and substance reasonably satisfactory to the Agent."

     2. Conditions of Effectiveness. This Amendment shall become effective as of the date set forth above when the Agent shall have received:

          (i) a counterpart of this Amendment executed by the Borrower, the Agent and Lenders constituting the Required Lenders;

          (ii) a counterpart of the Acknowledgment attached hereto as Exhibit A executed by each of the Guarantors; and

          (iii) such documents evidencing corporate existence, action and authority of the Borrower and the Guarantors as the Agent may reasonably request.

     3. Representations and Warranties of the Borrower. The Borrower represents and warrants that:

          (a) This Amendment, and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and subject also to the availability of equitable remedies if equitable remedies are sought.

          (b) Upon the effectiveness of this Amendment, the Borrower reaffirms all covenants, representations and warranties made in the Credit Agreement.

          (c) No Default or Unmatured Default has occurred and is continuing.

     4. Effect on Credit Agreement.

          (a) During the period that this Amendment is effective, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

          (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Documents, instruments and agreements executed and/or delivered in connection therewith.

     5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Illinois.

     6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     7. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     IN WITNESS WHEREOF, the Borrower, the Lenders and the Agent have executed this Amendment as of the date first above written.

                                     FEDEX CORPORATION


                                     By: /s/ CHARLES M. BUCHAS
                                         ---------------------------------------
                                     Name: Charles M. Buchas
                                           -------------------------------------
                                     Title: Corp. Vice President and Treasurer
                                            ------------------------------------


                                     BANK ONE, NA, having its principal office in Chicago, Illinois, as Agent


                                     By: /s/ KENNETH J. KRAMER
                                         ---------------------------------------
                                     Name: Kenneth J. Kramer
                                           -------------------------------------
                                     Title: Managing Director
                                            ------------------------------------



                                     MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                                     By: /s/ DENNIS R. WILCZEK
                                         ---------------------------------------
                                     Name: Dennis R. Wilczek
                                           -------------------------------------
                                     Title: Vice President
                                            ------------------------------------

                                     THE CHASE MANHATTAN BANK


                                     By: /s/ MATTHEW H. MASSIE
                                         ---------------------------------------
                                     Name: Matthew H. Massie
                                           -------------------------------------
                                     Title: Managing Director
                                            ------------------------------------



                                     KBC BANK N.Z., GRAND CAYMAN BRANCH


                                     By: /s/ ROBERT SNAUFFER
                                         ---------------------------------------
                                     Name: Robert Snauffer
                                           -------------------------------------
                                     Title: First Vice President
                                            ------------------------------------


                                     By: /s/ PATRICK A. JANSSENS
                                         ---------------------------------------
                                     Name: Patrick A. Janssens
                                           -------------------------------------
                                     Title: Vice President
                                            ------------------------------------



                                     BANK OF AMERICA, N.A., formerly known as
                                     BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                                     ASSOCIATION, and successor-by-merger to
                                     NATIONSBANK, N.A.


                                     By: /s/ SHARON BURKS HOROS
                                         ---------------------------------------
                                     Name: Sharon Burks Horos
                                           -------------------------------------
                                     Title: Vice President
                                            ------------------------------------




                                     BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                     By: /s/ JEFF STRAEBLER
                                         ---------------------------------------
                                     Name: Jeff Straebler
                                           -------------------------------------
                                     Title: Vice President
                                            ------------------------------------



                                     CITICORP USA, INC.

                                     By:
                                          --------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                          --------------------------------------

                                     COMMERZBANK AKTIENGESELLSCHAFT


                                     By:
                                          --------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                          --------------------------------------



                                     By:
                                          --------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                          --------------------------------------



                                     THE FUJI BANK, LIMITED


                                     By: /s/ RAYMOND VENTURA
                                         ---------------------------------------
                                     Name: Raymond Ventura
                                           -------------------------------------
                                     Title: Vice President and Manager
                                            ------------------------------------



                                     MELLON BANK, N.A.


                                     By: /s/ MARK F. JOHNSTON
                                         ---------------------------------------
                                     Name: Mark F. Johnston
                                           -------------------------------------
                                     Title: Vice President
                                            ------------------------------------



                                     KEYBANK NATIONAL ASSOCIATION


                                     By: /s/ MARK A. LOSCHIAVO
                                         ---------------------------------------
                                     Name: Mark A. LoSchiavo
                                           -------------------------------------
                                     Title: Assistant Vice President
                                            ------------------------------------



                                     AMSOUTH BANCORPORATION, successor-by-merger to FIRST AMERICAN NATIONAL BANK


                                     By: /s/ S. FLOYD HARVEY III
                                         ---------------------------------------
                                     Name: S. Floyd Harvey III
                                           -------------------------------------
                                     Title: Vice President
                                            ------------------------------------

                                     BANK OF HAWAII


                                     By: /s/ DONNA R. PARKER
                                         ---------------------------------------
                                     Name: Donna R. Parker
                                           -------------------------------------
                                     Title: Vice President
                                            ------------------------------------



                                     THE BANK OF NEW YORK


                                     By: /s/ STEVEN CAVALUZZO
                                         ---------------------------------------
                                     Name: Steven Cavaluzzo
                                           -------------------------------------
                                     Title: Vice President
                                            ------------------------------------



                                     THE BANK OF NOVA SCOTIA


                                     By: /s/ A.S. NORSWORTHY
                                         ---------------------------------------
                                     Name: A.S. Norsworthy
                                           -------------------------------------
                                     Title: Sr. Team Leader - Loan Operations
                                            ------------------------------------



                                     CREDIT SUISSE FIRST BOSTON


                                     By: /s/ DAVID L. SAWYER
                                         ---------------------------------------
                                     Name: David L. Sawyer
                                           -------------------------------------
                                     Title: Vice President
                                            ------------------------------------




                                     DEUTSCHE VERKEHRS BANK


                                     By: /s/ CONSTANCE LAUDENSCHLAGER
                                         ---------------------------------------
                                     Name: Constance Laudenschlager
                                           -------------------------------------
                                     Title: Assistant Vice President
                                            ------------------------------------



                                     By: /s/ JAMES M. MORTON
                                         ---------------------------------------
                                     Name: James M. Morton
                                           -------------------------------------
                                     Title: Assistant Vice President
                                            ------------------------------------

                                     THE SANWA BANK, LIMITED


                                     By: /s/ P/ BARTLETT WU
                                         ---------------------------------------
                                     Name: P. Bartlett Wu
                                           -------------------------------------
                                     Title: Vice President
                                            ------------------------------------



                                     SUNTRUST BANK, NASHVILLE, N.A.


                                     By: /s/ RENEE D. DRAKE
                                         ---------------------------------------
                                     Name: Renee D. Drake
                                           -------------------------------------
                                     Title: Vice President
                                            ------------------------------------



                                     THE SUMITOMO BANK, LIMITED


                                     By: /s/ C. MICHAEL GARRIDO
                                         ---------------------------------------
                                     Name: C. Michael Garrido
                                           -------------------------------------
                                     Title: Senior Vice President
                                            ------------------------------------




                                     BANCA COMMERCIALE ITALIANA


                                     By:
                                          --------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                          --------------------------------------



                                     By:
                                          --------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                          --------------------------------------

                                     THE NORTHERN TRUST COMPANY


                                     By: /s/ ASHISH S. BHAGWAT
                                         ---------------------------------------
                                     Name: Ashish S. Bhagwat
                                           -------------------------------------
                                     Title: Second Vice President
                                           -------------------------------------





                                     WACHOVIA BANK, N.A.


                                     By: /s/ JENNIFER L. NORRIS
                                         ---------------------------------------
                                     Name: Jennifer L. Norris
                                           -------------------------------------
                                     Title: Assistant Vice President
                                           -------------------------------------



                                     FIRST UNION NATIONAL BANK


                                     By: /s/ ROBERT G. MCGILL JR.
                                         ---------------------------------------
                                     Name: Robert G. McGill Jr.
                                           -------------------------------------
                                     Title: Vice President
                                            ------------------------------------

                                    EXHIBIT A
                                       TO
                                 AMENDMENT NO. 4
                          DATED AS OF JANUARY 19, 2001
                                       TO
                                CREDIT AGREEMENT
                          DATED AS OF JANUARY 15, 1998

                                 ACKNOWLEDGMENT

     Each of the undersigned hereby (i) acknowledges receipt of a copy of Amendment No. 4 dated as of January 19, 2001 to the Credit Agreement dated as of January 15, 1998 by and among the Borrower, the Lenders, Banc One Capital Markets, Inc., formerly known as First Chicago Capital Markets, Inc., as Arranger, J.P. Morgan Securities Inc., as Co-Arranger and Syndication Agent, Chase Securities Inc., as Co-Arranger and Documentation Agent, and the Agent (the "Credit Agreement"), (ii) reaffirms the terms and conditions of that certain Guaranty dated as of January 27, 1998 (the "Guaranty") and (iii) acknowledges and agrees that the Guaranty (A) remains in full force and effect and (B) is hereby ratified and confirmed.


                                     FEDERAL EXPRESS CORPORATION


                                     By: /s/ TRACY G. SCHMIDT
                                         ---------------------------------------
                                     Name: Tracy G. Schmidt
                                           -------------------------------------
                                     Title: Senior VP/Finance & CFO
                                            ------------------------------------


                                     FEDEX GROUND PACKAGE SYSTEM, INC.


                                     By: /s/ DANIEL J. SULLIVAN
                                         ---------------------------------------
                                     Name: Daniel J. Sullivan
                                           -------------------------------------
                                     Title: President & CEO
                                            ------------------------------------


                                     VIKING FREIGHT, INC.


                                     By: /s/ MARSHALL WITT
                                         ---------------------------------------
                                     Name: Marshall Witt
                                           -------------------------------------
                                     Title: VP - Finance and Administration, CFO
                                            ------------------------------------

                                     FEDEX CUSTOM CRITICAL, INC.


                                     By: /s/ BRENDAN L. O'SULLIVAN
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                                     Name: Brendan L. O'Sullivan
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                                     Title: Vice President - Finance and CFO
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Dated as of January 19, 2001